UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

AMERICAN EAGLE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, CO 80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

Beginning on October 16, 2013, and continuing for a few weeks, American Eagle Energy Corporation (“AMZG” or the “Company”) will be making certain presentations to current and potential investors, lenders, creditors, vendors, customers, employees, and others with an interest in AMZG and its business. In connection with the presentations, the Company intends to discuss the slide presentation that is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

The information contained in the slide presentation is summary information that should be considered in the context of AMZG’s filings with the Securities and Exchange Commission and other public announcements that AMZG may make by press release or otherwise from time to time. The slide presentation speaks as of the date of this Current Report on Form 8-K. While AMZG may elect to update any or all of the content of the slide presentation in the future or to reflect events and circumstances that occur or exist after the date of this Current Report on Form 8-K, AMZG specifically disclaims any obligation to do so. The slide presentation will also be posted on AMZG’s website, http://www.americaneagleenergy.com for 90 days.

The slide presentation, attached as Exhibit 99.1 to this Current Report on From 8-K, includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking” rather than historical.

The Company also issued its press release on October 16, 2013, a copy of which is furnished as Exhibit 99.2 to this Current Report in Form 8-K. In the release, the Company announced certain operations updates and provided certain guidance.

The information referenced under Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report, or other document filed by AMZG pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. AMZG undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K or the Exhibits.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Slide presentation of American Eagle Energy Corporation.
99.2	Press Release dated October 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2013	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley Colby
Bradley Colby
President and Chief Executive Officer

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